DocumentID120246v4                                  -6-
                                  EXHIBIT 10.2

                                MONSANTO COMPANY

                                    FORM OF
                      NON-QUALIFIED PURCHASED AND YEAR 2000
                        PREMIUM STOCK OPTION CERTIFICATE
                               (NOT TRANSFERABLE)

            MONSANTO COMPANY, a Delaware corporation (the "Company"), pursuant to action of Monsanto Company's People Committee (the "Committee")

             hereby grants to ____________________ (the "Optionee")

                            (Employee ID ___________)

the following Non-Qualified Premium Stock Options (the "Options") to purchase shares ("Shares") of its common stock, par value $2.00 per share (the "Common Stock") (such Shares, the "Optioned Shares"):

           Options to purchase Shares, which are granted in consideration of the Optionee's agreement to pay a total of $ therefor (the "Purchase Price") ($6.06 per Share being the "Per-Share Purchase Price"), as more fully set forth in the Terms and Conditions set forth in this Certificate (the "Purchased Options"); and

           Additional  Options  (the "Year 2000  Options")  to  purchase  ______
           Shares.

The exercise price for the Optioned Shares shall be $75.328 per share, and the Options shall be otherwise subject to the provisions of the Monsanto Management Incentive Plan of 1996 (the "Plan") and to the Terms and Conditions set forth in this Certificate, which constitute the entire understanding between the Company and the Optionee with respect to the Options

Option granted on and this Certificate executed at St. Louis County, Missouri, as of April 30, 1998 (the "Option Grant Date").



                                        MONSANTO COMPANY



                                        By:_______________________

                  Terms and Conditions of Premium Stock Option


1. Definitions. The Purchased Options and the Year 2000 Options are referred to collectively as the "Options." Other terms used herein and not otherwise defined shall have the meanings set forth in the Plan, as may be amended from time to time.

2. Option Term. The Options shall each have a term ending at the close of business on the eighth anniversary of the Option Grant Date; provided, that such term shall instead expire at the close of business on the fifth anniversary of the Option Grant Date unless before such date, the Premium Target with respect to such Options has been achieved or there has occurred a Change of Control; and provided, further, that in the case of Year 2000 Options, such term shall end earlier to the extent so provided in Section 4(c) below. The "Premium Target" with respect to any Option shall be considered to have been achieved if and only if the Fair Market Value of a Share has been equal to or greater than the exercise price of the Option for at least ten consecutive trading days.

3.  Purchased Options.

     (a) The Purchased Options are granted in consideration of the Optionee's election (a "Purchase Election") to pay the Purchase Price as set forth in this Section 3(a). The Optionee may elect to pay the Purchase Price by relinquishing a portion of the base salary and, if Optionee so elects, annual incentive awards that would otherwise be payable to the Optionee during the period from July 1, 1998, through June 30, 2000 (the "Purchase Period" for the Purchased Options), with salary to be reduced on a pre-tax basis from the salary that is to be paid to the Optionee during the Purchase Period (on a pro rata basis from each salary payment unless an alternate payment schedule in a form acceptable to the Company, which may include pre-tax reduction of annual incentive awards, is specified in the Purchase Election), so long as the Optionee does not experience a Termination of Employment. The Optionee may also elect, at the time of making the Purchase Election and at any time and from time to time thereafter, to pay to the Company part or all of the Purchase Price to the extent not already paid through reduction of the Optionee's base salary and annual incentive awards, and the remaining unpaid Purchase Price (if any) shall thereafter continue to be paid through reduction of the Optionee's base salary and annual incentive awards over the remainder of the Purchase Period (on a pro rata basis or in accordance with the alternate payment schedule, if any, unless otherwise agreed by the Committee); provided, that if the Optionee experiences a Termination of Employment, the Optionee shall be permitted to make such payments of the Purchase Price to the Company only until the close of business on the 30th day after such Termination of Employment, unless the Committee expressly authorizes later payments; and provided, further, that an Optionee who experiences a Termination of Employment for cause (as determined by the Committee) before a Change of Control shall not be permitted to make such payments after such Termination of Employment.

     (b) The Purchased Options shall become nonforfeitable as to a pro rata portion of the Shares subject thereto as and when the Purchase Price is paid (whether by the reduction of base salary, annual incentive awards, direct payment to the Company, or a combination thereof). To the extent any portion of the Purchase Price is not paid in accordance with Section 3(a) above, a pro rata portion of the Purchased Options shall be forfeited.

     (c) Each Purchased Option, the term of which has not previously expired pursuant to Section 2 above and that has not previously been forfeited pursuant to Section 3(b) above, shall become exercisable on the latest of
     (i) the date it becomes nonforfeitable pursuant to Section 3(b) above, (ii) the first to occur of the first anniversary of the Option Grant Date and a Change of Control, and (iii) the date the Premium Target is first achieved. Once a Purchased Option becomes exercisable, it shall remain exercisable for the remainder of its term, regardless of whether the Optionee has experienced a Termination of Employment.

4.  Year 2000 Options.

     (a) The Year 2000 Options shall become nonforfeitable upon the achievement of the Premium Target with respect to such Year 2000 Options during the term of the Year 2000 Options. Notwithstanding the foregoing, if at the time such Year 2000 Options would otherwise become nonforfeitable pursuant to the foregoing sentence, less than 100 percent of the Purchased Options have become nonforfeitable pursuant to Section 3(b) above, then only a percentage of the Year 2000 Options, equal to the percentage of such Purchased Options that have become nonforfeitable, shall become nonforfeitable at that time, and thereafter the remainder of such Year 2000 Options shall become nonforfeitable on a pro rata basis as and when the remainder of such Purchased Options become nonforfeitable.

     (b) Each Year 2000 Option, the term of which has not previously expired pursuant to Section 2 above or Section 4(c) below, shall become exercisable on the later of (i) the date it becomes nonforfeitable pursuant to Section 4(a) above and (ii) the first to occur of the first anniversary of the Option Grant Date and a Change of Control. Once a Year 2000 Option becomes exercisable, it shall remain exercisable for the remainder of its term.

     (c)  Notwithstanding  any other  provision of this  Certificate  other than
     Section 8, if the Optionee experiences a Termination of Employment, the term of the Year 2000 Options shall expire no later than the close of business on the date set forth below (depending upon the circumstances of the Termination of Employment): (i) if the Optionee's Termination of Employment is for cause, the date of such Termination of Employment; (ii) if such Termination of Employment occurs as a result of the death, total and permanent disability or retirement of the Optionee, the date provided for in Section 2 of this Certificate; (iii) if such Termination of Employment occurs as a result of the termination of the Optionee by the Company and its Subsidiaries other than for cause, the first anniversary of the date of such Termination of Employment; and (iv) if such Termination of Employment occurs as a result of the voluntary resignation of the Optionee, the date that is three months after the date of such Termination of Employment. The determination of the reason for any Termination of Employment for purposes of this Section 4(c) shall be made by the Committee in the sole but not unreasonable exercise of its judgment.

     (d) Method of Exercise; Payment of Taxes. Options shall be exercised by (a) written notice given to the Company, or its designee (at the address specified by the Company from time to time), signed by the Optionee (or in the event of the Optionee's death, by the Optionee's legal representative or transferee pursuant to Section 11 hereof), specifying which Options (Purchased or Year 2000) are being exercised and the number of Shares as to which the Options are being exercised, plus (b) payment to the Company in full for the exercise price for the Shares so specified. Within a reasonable time after exercise of the Options, the Company shall issue or cause to be issued a stock certificate or certificates to the Optionee (or in the event of the Optionee's death, to the Optionee's legal representative or transferee pursuant to Section 11 hereof) representing the Shares in respect of which the Option shall have been exercised and shall pay all stamp taxes in respect thereof, provided that upon or prior to the issuance of such certificate or certificates, provision (as specified by the Company from time to time) shall be made by the Optionee for the payment to the employer of any and all taxes which it shall be required to withhold, in connection with the exercise of the Options, by any law or regulation of any government, whether federal, state or local and whether domestic or foreign. Payment of such exercise price and of such taxes may be made by delivery of Shares (or other evidence of ownership of Shares satisfactory to the Company) with a Fair Market Value equal to the Option price as payment.

5. Stockholder Status. The Optionee shall have no rights as a stockholder with respect to any Optioned Shares unless and until the Optionee shall have become the holder of record of such Shares and, subject to the provisions of Section 7 hereof, no adjustment shall be made for dividends, ordinary or extraordinary (whether in cash or securities or other property), or other distributions, or other rights in respect of such Shares as to which the record date is prior to the date upon which the Optionee shall have become the holder of record thereof.

6. Share and Price Adjustment. In the event of any Share adjustments provided for in Section 4 of Article I of the Plan, the number and class of Shares subject to the Option (and not theretofore issued or transferred in respect thereof), the price per Share and the Premium Target shall be adjusted in such manner as the Committee may in its discretion deem equitable. The Company shall notify the Optionee of any such adjustment and subject to Section 7, any such adjustment, or failure to adjust (whether or not such notice is given), shall be final and binding upon the Company and the Optionee for all purposes of the Plan.

7. Change in Control. (a) For purposes of this Option, "Change in Control" means the occurrence of any of the following events:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 7(a); or

          (ii) Individuals who, as of the Option Grant Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (b)  Notwithstanding  any other  provision of this  Certificate  other than
     Section 7(c) below, if there occurs a Change of Control: (i) all Options that have not previously been forfeited and that are not then exercisable shall become exercisable in full on the later of the date of the Change of Control and the date they become nonforfeitable as provided above, but without regard to whether the Premium Target has been or is achieved; and
     (ii) the provisions of Section 4(c) shall cease to apply to the Year 2000 Options.

     (c) Notwithstanding Section 7(b) above, if, as of the date of the Change of Control, the Fair Market Value of a Share does not exceed the sum of the per-share exercise price and the Per-Share Purchase Price of the Purchased Options that are then outstanding, the Board may elect to cancel such Purchased Options as of the date of the Change of Control, provided that such cancellation shall be effective only if the Company pays the Optionee an amount of cash equal to the amount of the Purchase Price previously paid by the Optionee pursuant to Section 3 (a) above with respect to the canceled Purchased Options.

     (d) In the event of a Change of Control, unless the Options are canceled pursuant to Section 7(c) above, the Committee shall be required to make adjustments pursuant to Section 6 above to the extent necessary to ensure that the Options are exercisable for common stock and/or other securities in a manner no less favorable to the Optionee than an adjustment that would satisfy the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), if such Section were applicable.

8. Employment and Termination. Neither the Options nor any provision hereof shall confer any employment right on the Optionee or affect the right of the Optionee's employer to terminate the employment of the Optionee at any time, with or without cause or assigning a reason therefor, and grant of the Options neither implies nor precludes the grant of a stock option in the future.

9. Options Subject to Law and Regulations. Each exercise of the Options shall be subject to all requirements as to (a) the listing, registration or qualification of the Optioned Shares upon any securities exchange on which Shares are listed or under any applicable federal, state or other law, (b) the consent or approval of any governmental body determined by the Company to be necessary or desirable and (c) compliance with any economic stabilization or other government regulation at the time in effect. Anything herein to the contrary notwithstanding, the Options may not be exercised, in whole or in part, unless and until the Company shall have been able to comply with all such requirements and regulations free of any conditions not acceptable to the Company. As a condition to the exercise of the Options, either in whole or in part, the Optionee shall execute such documents and take such action as the Company in its sole discretion deems necessary or advisable to assist the Company in compliance with any such requirements, and the Optionee shall comply with all requirements of any regulatory authority having control of supervision.

10. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to the Plan. The Committee may, at its discretion, provide for the elimination of fractions or for the settlement thereof in cash.

11. Transferability of Options. The Options are not transferable by the Optionee otherwise than by will, by the laws of descent and distribution or pursuant to a written beneficiary designation and shall not be subject, in whole or in part, to attachment, execution, levy or other similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof, and the levy of any attachment or similar process upon the Options, shall be null and void and without effect. The Options shall be exercisable during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee acting in a fiduciary capacity on behalf of the Optionee.

12. Amendment of Options for Accounting Changes. In the event the Company's method of accounting for the Options changes in a manner that the Committee in its discretion determines is detrimental to the Company, the Committee may cancel the Options or amend them without the consent of the Optionee; provided, that no such cancellation or amendment may be made in connection with, in anticipation of, or after a Change of Control.

13. Governing Law. The validity, interpretation, performance and enforcement of the Options shall be governed by the laws of the State of Delaware, determined without regard to its conflict of law provisions (except for the Nonprobate Transfers Law of Missouri to the extent applicable as determined by the Committee).

14. Administration. Each and every provision of the Options shall be administered, construed and interpreted so that the Options shall in all respects conform to the provisions of the Plan, a copy of which has been delivered to the Optionee, and any provision that cannot be so administered shall be deemed appropriately modified, or, if necessary, disregarded. In no event shall the Options be deemed to be Incentive Stock Options under Section 422 of the Code.